Bank borrowings (Tables) - Bank borrowings	12 Months Ended
Mar. 31, 2018
Bank borrowings
Analysis of bank borrowings

	As of March 31
	2017	2018
	(in millions of RMB)
US$4.0 billion syndicated loan denominated in US$ (i)	27,346	24,957
Long-term other borrowings (ii)	3,613	9,196
Short-term other borrowings (iii)	5,948	6,028

	36,907	40,181
Less: current portion	(5,948)	(6,028)

Non-current portion	30,959	34,153

(i)

As of March 31, 2017 and 2018, the Company had a five-year US$4.0 billion syndicated loan, which was entered into with a group of eight lead arrangers. The loan has a five-year bullet maturity and is priced at 110 basis points over LIBOR. The related floating interest payments are hedged by certain interest rate swap contracts entered into by the Company. The proceeds of the loan were used for general corporate and working capital purposes (including acquisitions).

(ii)

As of March 31, 2017 and 2018, the Company had long-term borrowings from banks with weighted average interest rates of approximately 4.6% and 4.5% per annum, respectively. Such borrowings are all denominated in RMB.

(iii)

As of March 31, 2017 and 2018, the Company had short-term borrowings from banks which were repayable within one year or on demand and charged interest rates ranging from 1.7% to 4.8% and 2.2% to 6.1% per annum, respectively. Such borrowings are primarily denominated in RMB or US$.

Schedule of borrowings under the credit facilities are due

Principal amounts
(in millions of RMB)
Within 1 year	6,031
Between 1 to 2 years	3,101
Between 2 to 3 years	747
Between 3 to 4 years	25,400
Between 4 to 5 years	430
Beyond 5 years	4,629

40,338